UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2009 (March 18, 2009)
U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 297-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Effective March 18, 2009, U. S. Physical Therapy, Inc. (the “Company”) entered into a Second Amendment to Credit Agreement and Consent (the “Credit Agreement Amendment”) with Bank of America. The Credit Agreement Amendment allows the Company to purchase up to $15,000,000 in its common stock subject to compliance with certain covenants as detailed in the Credit Agreement Amendment, which is filed as an exhibit to this report on Form 8-K. In addition, the Credit Agreement Amendment adjusts the pricing grid which is tied to the Company’s overall financial leverage with the applicable spread over LIBOR ranging from 1.5% to 2.5%.
     The revolving credit agreement with Bank of America (“Credit Agreement”), which was originally entered into in August, 2007, is for a four year term, is unsecured and includes standard financial covenants. Proceeds from the Credit Agreement may be used to finance acquisitions, working capital, capital expenditures and for other corporate purposes.
     As of March 17, 2009 the outstanding balance advanced under the loan facility was $12,600,000.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     See Item 1.01 above.
Item 8.01 Other Events
     On March 18, 2009, the Company announced that its Board of Directors has authorized the repurchase of up 10% or approximately 1,200,000 shares of its common stock. The Company has amended its bank credit agreement to allow the share repurchase. There is no expiration date for the repurchase program and shares may be purchased from time to time in open market or private transactions. Currently, there are approximately 12,037,000 shares of U.S. Physical Therapy common stock outstanding. The Company intends to retire such shares.
     See Item 1.01 above.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibits	Description of Exhibits

99.1	Second Amendment to Credit Agreement and Consent by and among the Company and the Lenders party hereto, and Bank of America, N. A, as Administrative Agent.*

99.2	Press Release dated March 18, 2009.*

*	Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: March 18, 2009	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial
and accounting officer)

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	Second Amendment to Credit Agreement and Consent by and among the Company and the Lenders party hereto, and Bank of America, N. A, as Administrative Agent.*

99.2	Press Release dated March 18, 2009.*

*	Furnished herewith